UNITED STATES

                  SECURITIES AND EXCHANGE COMMISSION

                       Washington, D.C. 20549

                            ______________

                              Form 8-K

                           CURRENT REPORT

  Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

      Date of Report (Date of earliest event reported): May 14, 2007

                        BARNWELL INDUSTRIES, INC.

                         ______________________

           (Exact name of registrant as specified in its charter)

Delaware                       1-5103                    72-0496921
(State or other           (Commission File No.)       (IRS Employer
                                                     Identification No.)


        1100 Alakea Street, Suite 2900, Honolulu, Hawaii   96813
     ---------------------------------------------------   ------
         (Address of principal executive offices)         (Zip Code)



Registrant's telephone number, including area code: (808) 531-8400

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ] Written communications pursuant to Rule 425 under the Securities
     Act (17 C.F.R. 230.425)

[  ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 C.F.R. 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 C.F.R. 240.14d-2(b))

[  ] Pre-commencement communications pursuant to Rule 13e-4(c)under the
     Exchange Act (17 C.F.R. 240.13e-4(c))

Item 8.01.
Other Events.



Attached hereto as Exhibit 99.1 is a press release issued by the Registrant on May 14, 2007 that is incorporated by reference herein.



Item 9.01.
Financial Statements and Exhibits.




(c)
Exhibits


99.1
Press Release, dated May 14, 2007.

                            SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                    BARNWELL INDUSTRIES, INC.


Date: May 14, 2007                  /s/ Russell M. Gifford
                                    ----------------------------


Russell M. Gifford
                                        Executive Vice President
                                        and Chief Financial Officer